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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              _____________________

                Date of report (Date of earliest event reported):

                                  July 12, 2003

                           Apex Mortgage Capital, Inc.
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             (Exact name of registrant as specified in its charter)

           Maryland                     001-13637               95-4650863
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 (State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)                File Number)       Identification Number)

            865 South Figueroa Street, Los Angeles, California 90017
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               (Address of principal executive offices) (Zip Code)

                                 (213) 244-0440
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              (Registrant's telephone number, including area code)

                                 not applicable
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         (Former name or former address, if changed since last report.)

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Item 5.  Other Events and Required FD Disclosure.

        Merger Agreement with American Home Mortgage Holdings, Inc.

        On July 12, 2003, Apex Mortgage Capital, Inc., a Maryland corporation ("Apex"), entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with American Home Mortgage Holdings, Inc., a Delaware corporation ("American Home"), and AHM New Holdco, Inc., a Maryland corporation and wholly-owned subsidiary of American Home ("New Holdco"), providing for the acquisition by American Home of Apex pursuant to the merger of Apex with and into New Holdco (the "Merger"), with New Holdco surviving the Merger. Prior to the Merger, American Home will engage in an internal reorganization pursuant to which American Home will merge with and into a wholly-owned subsidiary of New Holdco (the "Reorganization"). As a result of the Reorganization, New Holdco will become the new parent company and will own 100% of the capital stock of American Home, and each outstanding share of American Home common stock will be converted into one share of New Holdco common stock. In the Merger, and subject to the terms and conditions of the Merger Agreement, each issued and outstanding share of Apex common stock will be converted automatically into and become exchangeable for a number of shares of New Holdco common stock equal to 107.5% of Apex's book value per share, subject to a collar adjustment, as set forth in the Merger Agreement. The completion of the Merger is subject to the approval by Apex's and American Home's stockholders, receipt of regulatory approvals and other customary conditions.

        This summary description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this report as Exhibit 2.1 and is incorporated herein by reference.

        On July 14, 2003, American Home and Apex issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

        First Amendment to Shareholder Rights Agreement

        In a current report on Form 8-K dated June 30, 1999 and filed July 27, 1999, Apex announced that its board of directors had adopted a shareholder rights plan, pursuant to which Apex issued to holders of Apex Common Stock certain preferred stock purchase rights (the "Rights"). The terms and conditions of the Rights are set forth in a Shareholder Rights Agreement dated as of July 19, 1999 (the "Rights Agreement"), by and between Apex and The Bank of New York (the "Rights Agent").

        On July 15, 2003, Apex and the Rights Agent executed a First Amendment to the Rights Agreement (the "First Amendment"). The First Amendment amends the definition of "Exempt Person" as used in the Rights Agreement so as to include American Home, New Holdco and their respective affiliates until such time as the Merger Agreement is terminated in accordance with its terms. In all other respects, the Rights Agreement remains in full force and effect and unmodified.

        This summary description of the First Amendment does not purport to be complete and is qualified in its entirely by reference to the First Amendment, which is attached to this current report on Form 8-K as Exhibit 4.1 and incorporated herein by reference.

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         Forward-Looking Statements

         This current report on Form 8-K contains or incorporates by reference "forward-looking" statements. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters, including, but not limited to earnings guidance and forecasts, projections of financial results, and expected future financial position, dividends and dividend plans and business strategy. You can generally identify forward-looking statements as statements containing the words "will," "believe," "expect," "anticipate," "intend," "estimate," "assume" or other similar expressions. Such forward looking statements involve known and unknown risks, uncertain and other factors, many of which may be beyond Apex's control and which may cause Apex's actual results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Specific factors that might cause such a difference include, but are not limited to: potential fluctuations in Apex's or American Home's operating results; general volatility of the capital markets and the market price of Apex's and American Home's common stock; failure to consummate the Merger; Apex's or American Home's potential need for additional capital; dividends declared by Apex or American Home that are not as high as expected; changes in interest rates and their subsequent effect on Apex's or American Home's business; domestic and foreign business, market, financial or legal conditions; differences in the actual allocation of Apex's or American Home's assets from those assumed; and those risks and uncertainties discussed in filings made by Apex and American Home with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made and Apex does not undertake, and specifically disclaims, any obligation to update such statements in light of new information or otherwise.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

Exhibit No.         Description
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2.1                 Agreement and Plan of Merger dated as of July 12, 2003, by and among American Home Mortgage Holdings, Inc., AHM New
                    Holdco, Inc. and Apex Mortgage Capital, Inc.

4.1 First Amendment to Shareholder Rights Agreement dated as of July 15, 2003, by and between Apex Mortgage Capital, Inc. and The Bank of New York.

99.1                Joint press release of American Home Mortgage Holdings, Inc.
                    and Apex Mortgage Capital, Inc. dated July 14, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  APEX MORTGAGE CAPITAL, INC.
                                         (Registrant)

Date:  July 15, 2003              By:  /s/ Philip A. Barach
                                      ------------------------------------------
                                       Philip A. Barach
                                       President and Chief Executive Officer

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                                  EXHIBIT INDEX

         Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.         Description
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2.1                 Agreement and Plan of Merger dated as of July 12, 2003, by and among American Home Mortgage Holdings, Inc., AHM New
                    Holdco, Inc. and Apex Mortgage Capital, Inc.

4.1 First Amendment to Shareholder Rights Agreement dated as of July 15, 2003, by and between Apex Mortgage Capital, Inc. and The Bank of New York.

99.1 Joint press release of Apex Mortgage Capital, Inc. and American Home Mortgage Holdings, Inc. dated July 14, 2003.